UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 21, 2006 (December 30, 2005)

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 730-7540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph

The undersigned registrant hereby amends and restates Section 9 of its current report on Form 8-K, originally filed with the Securities and Exchange Commission on January 3, 2006, as amended on January 4, 2006 (including such amendment, the “Original 8-K”), to include the requisite historical financial information of Hughes Network Systems (“HNS”) and the pro forma financial statements of the registrant. The complete text of Section 9 as amended and restated is as follows. This current report on Form 8-K also amends Item 2.01 of the Original 8-K to include information relating to a subsequent disposition of assets by the registrant as a result of the completion of the registrant’s previously announced special dividend distribution.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 21, 2006, SkyTerra Communications, Inc. (the “Company”) paid its previously announced special dividend, consisting of all the outstanding common stock of Hughes Communications, Inc. (“Hughes”), formerly the Company’s wholly-owned subsidiary (the “Distribution”). To effect the Distribution, the Company distributed to each of its stockholders one-half of one share of Hughes common stock for each share of the Company’s common or non-voting common stock held as of the close of business on February 13, 2006 (or, in the case of the Company’s preferred stock and Series 1-A and 2-A warrants, in accordance with their terms, one-half of one share of Hughes common stock for each share of the Company’s common stock issuable upon conversion or exercise of such preferred stock and warrants held as of the close of business on February 13, 2006).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The historical financial statements of HNS required in connection with the acquisition described in Item 2.01 were filed on February 10, 2006 as pages F-60 through F-100 of Amendment No. 4 to Registration Statement on Form S-1 for Hughes Communications, Inc. (File No. 333-130136) and are hereby incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated statement of operations presents the Company’s results of operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 assuming the following occurred on January 1, 2004: (i) the acquisition of 50% of the Class A membership interests of Hughes Network Systems, LLC (“HNS”) from DTV Networks, Inc. (“DTV Networks”), a wholly owned subsidiary of The DIRECTV Group, Inc. (“DIRECTV”), on April 22, 2005, (ii) the acquisition of the remaining 50% of the Class A membership interests of HNS from DTV Networks on January 1, 2006 (the “HNS Acquisition”), (iii) the receipt of a $100.0 million loan from Apollo used to finance the purchase price of the HNS Acquisition, (iv) the conversion by MSV Investors, LLC (the “MSV Investors Subsidiary”), an 80% owned subsidiary of the Company, of the convertible promissory notes (the “MSV Notes”) of Mobile Satellite Ventures LP (the “MSV Joint Venture”) in the principal amount of approximately $51.1 million into limited partnership interests of the MSV Joint Venture on November 12, 2004 (the “Conversion”), (v) the issuance by the MSV Joint Venture of additional limited partnership units in exchange for $145.0 million in cash and the conversion (including the Conversion) or exchange of approximately $84.9 million of debt securities and accrued interest on November 12, 2004 (the “MSV Joint Venture Financing”) and (vi) the Distribution. The following unaudited pro forma condensed consolidated balance sheet presents the Company’s financial position assuming that the following occurred on September 30, 2005: (i) the HNS Acquisition, (ii) the receipt of the $100.0 million loan from Apollo used to finance the purchase price of the HNS Acquisition and (iii) the Distribution.

The unaudited pro forma condensed consolidated financial statements include allocations of the purchase price in connection with the HNS Acquisition. These allocations are based on preliminary estimates of the fair value of the assets acquired and liabilities assumed, available information and management assumptions and may be revised as additional information becomes available. The final purchase price allocation is dependent on the finalization of asset and liability valuations. This final valuation will be based on the actual net tangible and intangible assets that exist on the closing date of the HNS Acquisition. Any adjustments to the fair value assigned to the assets and liabilities could result in a change to the unaudited pro forma condensed consolidated financial statements.

Notwithstanding the legal form of the Distribution, Hughes will be considered the divesting entity and treated as the “accounting successor” to the Company for financial reporting purposes in accordance with Emerging Issues Task Force Issue No. 02-11, “Accounting for Reverse Spin-offs,” (“EITF 02-11”) due to, among other things, (i) the businesses transferred to Hughes generated all of the Company’s consolidated revenues for the year ended December 31, 2004 and for the nine months ended September 30, 2005 and constitute a majority of the book value of the Company’s assets as of September 30, 2005 and (ii) the businesses transferred to Hughes include the Company’s discontinued operating subsidiaries and all of the assets and liabilities relating to such subsidiaries. The Distribution will be accounted for pursuant to Accounting Principles Board, or APB, Opinion No. 29, “Accounting for Non-monetary Transactions.” Accordingly, the Distribution will be accounted for based upon the recorded amounts of the net assets to be divested. Following the Distribution, the Company will report the historical results of operations (subject to certain adjustments) of the assets of which it retains ownership and control in its consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements set forth below should be read in conjunction with the historical financial statements, and the related notes thereto, of the Company, the MSV Joint Venture and HNS. The historical financial statements of HNS and the related notes thereto as of and for the year ended December 31, 2004 and as of and for the nine months ended September 30, 2005 are incorporated by reference in Item 9.01(a) of this current report on Form 8-K. The historical financial statements of each of the Company and the MSV Joint Venture and the related notes thereto as of and for the year ended December 31, 2004 and as of and for the nine months ended September 30, 2005 have been previously filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated financial statements do not purport to represent what the Company’s results of operations or financial condition would actually have been had the HNS Acquisition, the Distribution and the other transactions, as applicable, in fact occurred as of such date or to project our results of operations for any future period or as of any future date.

SKYTERRA COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2004
	SkyTerra Historical	HNS Historical	Acquisition Adjustments		Subtotal	Distribution Adjustments		SkyTerra Pro Forma
	(in thousands, except share data)
Revenues:
Services	$2,127	$387,591	$–		$389,718	$(389,718	)(10)	$–
Hardware sales	–	401,759	–		401,759	(401,759	)(10)	–

Total revenues	2,127	789,350	–		791,477	(791,477)		–

Operating costs and expenses:
Cost of services	2,072	290,469	(575	)(1)	274,472	(274,472	)(10)	–
			(15,494	)(2)
			(2,000	)(3)
Cost of hardware products sold	–	322,507	(1,251	)(1)	286,070	(286,070	)(10)	–
			(35,699	)(2)
			513	(4)
Research and development	–	71,733	(1,515	)(1)	54,952	(54,952	)(10)	–
			(15,266	)(2)
Sales and marketing	–	72,564	(195	)(1)	71,542	(71,542	)(10)	–
			(827	)(2)
General and administrative	11,155	85,538	(2,972	)(1)	90,700	(89,663	)(10)	1,037
			(3,021	)(2)
Restructuring costs	–	10,993	–		10,993	(10,993	)(10)	–
SPACEWAY impairment provision	–	1,217,745	–		1,217,745	(1,217,745	)(10)	–
Asset impairment provision	755	150,300	–		151,055	(151,055	)(10)	–

Total operating costs and expenses	13,982	2,221,849	(78,302)		2,157,529	(2,156,492)		1,037

Operating (loss) income	(11,855)	(1,432,499)	78,302		(1,366,052)	1,365,015		(1,037)
Interest income (expense), net	10,548	(7,466)	(5,552	)(5)	(38,341)	38,341	(10)	–
			(35,871	)(6)
Equity in loss of Mobile Satellite Ventures LP	(1,020)	–	(4,818	)(7)	(5,838)	–		(5,838)
Loss on investment in affiliates	(1,336)	–	–		(1,336)	1,336	(10)	–
Other income (expense), net	21,045	6,481	–		27,526	(27,526	)(10)	–
Minority interest	(216)	–	2,074	(8)	1,858	–		1,858

Income (Loss) before income tax benefit	17,166	(1,433,484)	34,135		(1,382,183)	1,377,166		(5,017)
Income tax benefit	–	–	–		–	1,906	(11)	1,906

Net income (loss)	17,166	(1,433,484)	34,135		(1,382,183)	1,379,072		(3,111)
Cumulative dividends and accretion of convertible preferred stock to liquidation value	(9,918)	–	–		(9,918)	–		(9,918)

Net income (loss) attributable to common stockholders	$7,248	$(1,433,484)	$34,135		$(1,392,101)	$1,379,072		$(13,029)

Basic earnings (loss) per common share	$0.48				$(90.30)			$(0.85)

Basic weighted average common shares outstanding	15,115,895		300,000	(9)	15,415,895			15,415,895

Diluted earnings (loss) from per common share	$0.46				$(90.30)			$(0.85)

Diluted weighted average common shares outstanding	15,837,370				15,415,895			15,415,895

(1)	Adjustment reflects elimination of rent and certain other direct costs associated with facilities retained by DIRECTV following the April 2005 acquisition by the Company of 50% of the Class A membership interests of HNS.
(2)	Adjustment reflects the decrease in depreciation and amortization expense which resulted from the application of purchase accounting in connection with the HNS Acquisition.
(3)	Adjustment reflects amortization of $2.0 million of the liability for unfavorable satellite capacity leases held by HNS which was recorded in connection with the application of purchase accounting as a result of the HNS Acquisition.
(4)	Prior to the April 2005 acquisition, DIRECTV issued letters of credit to support certain contractual obligations of HNS. Following the April 2005 acquisition, HNS replaced certain of these letters of credit with new letters of credit issued under its revolving credit facility. The adjustment reflects the incremental fees related to letters of credit issued under HNS’ revolving credit facility. As these letters of credit primarily support certain property and equipment used in the production of HNS’ hardware, the fees associated with the letters of credit have been classified as cost of hardware products sold.
(5)	Adjustment reflects elimination of interest earned on the MSV Notes.
(6)	Reflects the following adjustments to interest income (expense), net (in thousands):

Interest expense on the term indebtedness and revolving credit facility (a)	$(27,040)
Interest expense on the loan from Apollo (b)	(8,000)
Amortization of debt issuance costs (c)	(1,454)
Interest expense on debt repaid by DIRECTV (d)	623

$(35,871)

(a)	In connection with the April 2005 acquisition, HNS obtained a first lien credit facility of $275.0 million, a second lien credit facility of $50.0 million and a revolving credit facility of $50.0 million. The adjustment reflects the net change in interest expense had HNS obtained the credit facilities on January 1, 2004. The pro forma interest expense was calculated using an interest rate of 7.625% on the first lien credit facility, 11.875% on the second lien credit facility and a 0.50% commitment fee on the revolving credit facility, reflecting the rates in effect as of September 30, 2005.
(b)	Adjustment reflects interest expense accrued at 8.0% per annum on the $100.0 million loan from Apollo.
(c)	Adjustment reflects amortization of capitalized debt issuance costs of $10.5 million over the term of the credit facilities obtained in April 2005.
(d)	Adjustment reflects elimination of interest expense relating to debt repaid by DIRECTV in connection with the April 2005 acquisition.

(7)	Adjustment reflects the Company’s proportionate share of the MSV Joint Venture’s net loss (as adjusted for the elimination of interest expense on the debt securities exchanged or converted as part of the MSV Joint Venture Financing) as accounted for under the equity method.
(8)	Adjustment reflects the portion of the amounts included in footnotes (5) and (7) above which are attributable to the group of unaffiliated third parties that own approximately 20% of the MSV Investors Subsidiary.
(9)	Adjustment reflects shares of the Company’s common stock issued to DIRECTV in connection with the April 2005 acquisition of 50% of the Class A membership interests of HNS.
(10)	In accordance with EITF 02-11, Hughes will be considered the divesting entity and treated as the “accounting successor” to the Company for financial reporting purposes. The adjustment reflects the elimination of the historical income and expenses of the Company, other than approximately $0.4 million related to its interest in the MSV Joint Venture and TerreStar Networks, Inc. (“TerreStar”) and an allocation of approximately $0.6 million of corporate overhead expenses. The allocation of corporate overhead expenses, which includes costs for functions such as executive management, accounting, legal, human resources, information systems and insurance, is based on an estimate of time spent by the Company’s employees performing services related to the MSV Investors Subsidiary, including issues related to the MSV Joint Venture and TerreStar.
(11)	Adjustment reflects the income tax benefit which would be received by the Company on a separate return basis using an estimated effective income tax rate of 38%.

SKYTERRA COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended September 30, 2005
	SkyTerra Historical	HNS Historical	Acquisition Adjustments		Subtotal	Distribution Adjustments		SkyTerra Pro Forma
	(in thousands, except share data)
Revenues:
Services	$661	$311,933	$–		$312,594	$(312,594	)(10)	$–
Hardware sales	–	266,845	–		266,845	(266,845	)(10)	–

Total revenues	661	578,778	–		579,439	(579,439)		–

Operating costs and expenses:
Cost of services	445	221,587	$(380	)(1)	222,188	(222,188	)(10)	–
			1,036	(2)
			(500	)(3)
Cost of hardware products sold	–	206,002	(537	)(1)	189,102	(189,102	)(10)	–
			(16,523	)(2)
			160	(4)
Research and development	–	31,745	(841	)(1)	34,971	(34,971	)(10)	–
			4,067	(2)
Sales and marketing	–	58,021	(108	)(1)	57,991	(57,991	)(10)	–
			78	(2)
General and administrative	6,744	43,665	(1,450	)(5)	48,959	(47,967	)(10)	992
Asset impairment provision	421	–	–		421	(421	)(10)	–

Total operating costs and expenses	7,610	561,020	(14,998)		553,632	(552,640)		992

Operating (loss) income	(6,949)	17,758	14,998		25,807	(26,799)		(992)
Interest income (expense), net	1,131	(15,787)	(14,702	)(6)	(29,358)	29,358	(10)	–
Equity in earnings of Hughes Network Systems, LLC	12,887	–	(12,887	)(7)	–	–		–
Equity in loss of Mobile Satellite Ventures LP	(7,519)	–	–		(7,519)	–		(7,519)
Loss on investment in affiliates	(1,211)	–	–		(1,211)	1,211	(10)	–
Other income (expense), net	941	2,550	(440	)(8)	3,051	(3,051	)(10)	–
Minority interest	1,531	–	–		1,531	–		1,531

Income (Loss) before income tax benefit	811	4,521	(13,031)		(7,699)	719		(6,980)
Income tax benefit	–	–	–		–	2,652	(11)	2,652

Net income (loss)	811	4,521	(13,031)		(7,699)	3,371		(4,328)
Cumulative dividends and accretion of convertible preferred stock to liquidation value	(7,477)	–	–		(7,477)	–		(7,477)

Net (loss) income attributable to common stockholders	$(6,666)	$4,521	$(13,031)		$(15,176)	$3,371		$(11,805)

Basic and diluted loss per common share	$(0.38)				$(0.86)			$(0.67)

Basic and diluted weighted average common shares outstanding	17,581,661		121,978	(9)	17,703,639			17,703,639

(1)	Adjustment reflects elimination of rent and certain other direct costs associated with facilities retained by DIRECTV following the April 2005 acquisition by the Company of 50% of the Class A membership interests of HNS. Together with the facility cost adjustment in general and administrative expense (see footnote (5) below), the total facility adjustment amounts to $2.4 million.
(2)	Adjustment reflects the decrease in depreciation and amortization expense which resulted from the application of purchase accounting in connection with the HNS Acquisition. Together with the depreciation and amortization adjustment in general and administrative expense (see footnote (5) below), the total depreciation and amortization adjustment amounts to $11.1 million.
(3)	Adjustment reflects amortization of $0.5 million of the liability for unfavorable satellite capacity leases held by HNS which was recorded in connection with the application of purchase accounting as a result of the HNS Acquisition.
(4)	Prior to the April 2005 acquisition, DIRECTV issued letters of credit to support certain contractual obligations of HNS. Following the April 2005 acquisition, HNS replaced certain of these letters of credit with new letters of credit issued under its revolving credit facility. The adjustment reflects the incremental fees related to letters of credit issued under HNS’ revolving credit facility. As these letters of credit primarily support certain property and equipment used in the production of HNS’ hardware, the fees associated with the letters of credit have been classified as cost of hardware products sold.
(5)	Reflects the following adjustments to general and administrative expense (in thousands):

Terminated debt offering costs (a)	$(770)
Facilities costs (b)	(497)
SkyTerra management fee (c)	(440)
Depreciation and amortization expense (d)	257

$(1,450)

(a)	Adjustment reflects elimination of legal and other advisory fees incurred by HNS in connection with a contemplated offering of senior debt securities to fund, in part, the purchase of its assets from DTV Networks. Following the termination of the contemplated debt offering, HNS obtained the credit facilities described below in footnote (6).
(b)	Adjustment reflects the elimination of rent and certain other direct costs included in general and administrative expense associated with facilities retained by DIRECTV following the April 2005 acquisition.
(c)	Adjustment reflects elimination of the $0.4 million management fee paid by HNS to the Company following the April 2005 acquisition.
(d)	Adjustment reflects the decrease in depreciation and amortization expense which resulted from the application of purchase accounting in connection with the HNS Acquisition.

(6)	Reflects the following adjustments to interest income (expense), net (in thousands):

Interest expense on the term indebtedness and revolving credit facility (a)	$(9,627)
Interest expense on the loan from Apollo (b)	(6,000)
Amortization of debt issuance costs (c)	(424)
Interest expense adjustment resulting from purchase accounting (d)	1,271
Interest expense on debt repaid by DIRECTV (e)	78

$(14,702)

(a)	In connection with the April 2005 acquisition, HNS obtained a first lien credit facility of $275.0 million, a second lien credit facility of $50.0 million and a revolving credit facility of $50.0 million. The adjustment reflects the net change in interest expense had HNS obtained the credit facilities on January 1, 2004. The pro forma interest expense was calculated using an interest rate of 7.625% on the first lien credit facility, 11.875% on the second lien credit facility and a 0.50% commitment fee on the revolving credit facility, reflecting the rates in effect as of September 30, 2005.
(b)	Adjustment reflects interest expense accrued at 8% per annum on the $100.0 million loan from Apollo.
(c)	Adjustment reflects amortization of capitalized debt issuance costs of $10.5 million over the term of the credit facilities obtained in April 2005.

(d)	Adjustment reflects the decrease in interest expense which resulted from the application of purchase accounting in connection with the HNS Acquisition.
(e)	Adjustment reflects elimination of interest expense relating to debt repaid by DIRECTV in connection with the April 2005 acquisition.

(7)	Adjustment reflects the elimination of the $12.9 of equity in earnings of HNS relating to the Company’s proportionate share of the net income of HNS, subject to certain adjustments (primarily the amortization of the excess of the Company’s proportionate share of HNS’ net assets over the Company’s carrying amount on the date of April 2005 acquisition). Prior to the HNS Acquisition, the Company accounted for its interest in HNS under the equity method in accordance with Financial Accounting Standards Board Interpretation No. 46R, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51,” as HNS is a variable interest entity and the Company was not the primary beneficiary.
(8)	Adjustment reflects elimination of the $0.4 million management fee paid by HNS to the Company following the April 2005 acquisition.
(9)	Adjustment reflects shares of the Company’s common stock issued to DIRECTV in connection with the April 2005 acquisition of 50% of the Class A membership interests of HNS.
(10)	In accordance with EITF 02-11, Hughes will be considered the divesting entity and treated as the “accounting successor” to the Company for financial reporting purposes. The adjustment reflects the elimination of the historical income and expenses of the Company, other than approximately $0.4 million related to its interest in the MSV Joint Venture and TerreStar and an allocation of approximately $0.6 million of corporate overhead expenses. The allocation of corporate overhead expenses, which includes costs for functions such as executive management, accounting, legal, human resources, information systems and insurance, is based on an estimate of time spent by the Company’s employees performing services related to the MSV Investors Subsidiary, including issues related to the MSV Joint Venture and TerreStar.
(11)	Adjustment reflects the income tax benefit which would be received by the Company on a separate return basis using an estimated effective income tax rate of 38%.

SKYTERRA COMMUNICATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	September 30, 2005
	SkyTerra Historical	HNS Historical	Acquisition Adjustments		Subtotal	Distribution Adjustments		SkyTerra Pro Forma
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$23,231	$121,334	$(10,000	)(1)	$134,065	$(121,521	)(7)	$12,544
			100,000	(2)
			(100,500	)(3)
Short-term investments	10,498	13,518	–		24,016	(24,016	)(7)	–
Accounts receivable, net	69	180,205	–		180,274	(180,274	)(7)	–
Inventories	–	88,266	–		88,266	(88,266	)(7)	–
Prepaid expenses and other current assets	1,509	43,333	–		44,842	(44,842	)(7)	–

Total current assets	35,307	446,656	(10,500)		471,463	(458,919)		12,544
Investment in Hughes Network Systems, LLC	68,047	–	(68,047	)(4)	–	–		–
Investment in Mobile Satellite Ventures LP	44,411	–	–		44,411	–		44,411
Investments in affiliates	1,631	–	–		1,631	(1,631	)(7)	–
Restricted cash	3,060	–	–		3,060	(3,060	)(7)	–
Property and equipment, net	69	233,023	(11,915	)(5)	221,177	(221,177	)(7)	–
Capitalized software costs, net	–	10,345	13,008	(5)	23,353	(23,353	)(7)	–
Intangible assets	–	–	28,993	(5)	28,993	(28,993	)(7)	–
Other assets	120	31,609	–		31,729	(31,729	)(7)	–

Total assets	$152,645	$721,633	$(48,461)		$825,817	$(768,862)		$56,955

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$2,714	$55,701	$–		$58,415	$(58,384	)(7)	$31
Accrued liabilities	1,595	103,997	2,500	(5)	108,092	(108,092	)(7)	–
Short-term borrowings	228	32,159	2,244	(5)	34,631	(34,631	)(7)	–
Due to affiliates	–	10,164	(10,000	)(1)	100,164	(100,164	)(7)	–
			100,000	(2)

Total current liabilities	4,537	202,021	94,744		301,302	(301,271)		31
Long-term debt	–	351,018	4,649	(5)	355,667	(355,667	)(7)	–
Due to affiliates – long-term	–	8,967	–		8,967	(8,967	)(7)	–
Other long-term liabilities	–	5,721	–		5,721	(5,721	)(7)	–

Total liabilities	4,537	567,727	99,393		671,657	(671,626)		31

Minority interest	8,808	6,052	–		14,860	(6,052	)(7)	8,808

Series A Redeemable Convertible Preferred Stock	92,002	–	–		92,002	–		92,002

Stockholders’ equity (deficit):
Stockholders’ equity (deficit)	46,949	–	–		46,949	(90,835	)(7)	(43,886)
Accumulated other comprehensive income (loss)	349	(6,964)	6,964	(6)	349	(349	)(7)	–
Membership interests	–	154,818	(154,818	)(6)	–	–		–

Total stockholders’ equity (deficit)	47,298	147,854	(147,854)		47,298	(91,184)		(43,886)

Total liabilities and stockholders’ equity (deficit)	$152,645	$721,633	$(48,461)		$825,817	$(768,862)		$56,955

(1)	Adjustment reflects the $10.0 million payment by HNS to DTV Networks to resolve working capital and other purchase price adjustments in connection with the April 2005 acquisition.
(2)	Adjustment reflects the issuance of the $100.0 million loan from Apollo in connection with the HNS Acquisition.
(3)	Adjustment reflects the $100.0 million purchase price in connection with the HNS Acquisition and an estimated $0.5 million of legal and other advisory fees incurred related to the HNS Acquisition.
(4)	Adjustment reflects the elimination of the $68.0 million historical investment in HNS which is comprised of (i) the $50.0 million of cash and 300,000 shares of the Company’s common stock which were paid to DTV Networks in connection with the April 2005 acquisition of 50% of the Class A membership interests of HNS and (ii) $12.9 million of equity in earnings of HNS relating to the Company’s proportionate share of the net income of HNS, subject to certain adjustments (primarily the amortization of the excess of the Company’s proportionate share of HNS’ net assets over the Company’s carrying amount on the date of April 2005 acquisition). Prior to the HNS Acquisition, the Company accounted for its interest in HNS under the equity method in accordance with Financial Accounting Standards Board Interpretation No. 46R, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51,” as HNS is a variable interest entity and the Company was not the primary beneficiary.
(5)	The Company accounted for the HNS Acquisition under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” The unaudited pro forma condensed consolidated financial statements reflect the “push-down” of the $168.6 million aggregate basis in the Company’s Class A membership interests of HNS which consists of (i) the $50.0 million of cash and 300,000 shares of the Company’s common stock which were paid to DTV Networks in connection with the April 2005 acquisition of 50% of the Class A membership interests, (ii) the $12.9 million of equity in earnings of HNS following the April 2005 acquisition through September 30, 2005, (iii) the $100.0 million of cash paid in connection with the HNS Acquisition and (iv) the $0.5 million of estimated legal and other advisory fees incurred related to the HNS Acquisition. Based on preliminary estimates, the fair value of the acquired tangible and identifiable intangible assets and liabilities exceeds the aggregate basis in the Company’s Class A membership interests of HNS, resulting in approximately $368.3 million of negative goodwill. The principal factor contributing to the negative goodwill is the difference between the negotiated arm’s length purchase prices for the Class A membership interests, as determined in the negotiations with DTV Networks, and a preliminary estimate of the fair value of the acquired assets and liabilities. Accordingly, the $168.6 million aggregate basis has been allocated to the acquired assets and liabilities of HNS based on their relative estimated fair value, net of the allocation of negative goodwill to certain long-lived assets. The final allocation of the purchase price will be determined at a later date and is dependent on a number of factors, including the final evaluation of the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed. The following table presents the preliminary allocation:

	Estimated Fair Value	Allocation of Negative Goodwill	HNS Pro Forma	HNS Historical	Adjustment
	(in thousands)
Assets:
Current assets	$446,656	$–	$446,656	$446,656	$–
Property and equipment, net	523,768	(302,660)	221,108	233,023	(11,915)
Capitalized software costs, net	50,000	(26,647)	23,353	10,345	13,008
Intangible assets (a)	68,000	(39,007)	28,993	–	28,993
Other assets	31,609	–	31,609	31,609	–

Total assets	1,120,033	(368,314)	751,719	721,633	30,086

Liabilities:
Accrued liabilities (b)	106,497	–	106,497	103,997	2,500
Short-term borrowings (c)	34,403	–	34,403	32,159	2,244
Other current liabilities	65,865	–	65,865	65,865	–
Long-term debt (c)	355,667	–	355,667	351,018	4,649
Other long-term liabilities	14,688	–	14,688	14,688	–

Total liabilities	577,120	–	577,120	567,727	9,393
Minority interest	6,052	–	6,052	6,052	–

Net assets	$536,861	$(368,314)	$168,547	$147,854	$20,693

(a)	The identifiable intangible assets consist of patented technologies, customer contracts, customer relationships and trademarks. These intangibles assets will be amortized over useful lives ranging from five to ten years.

(b)	Adjustment reflects a liability related to unfavorable satellite capacity leases held by HNS. This liability will be amortized to cost of services through the expiration of the leases on December 31, 2006.
(c)	Adjustment reflects an excess of the fair value of certain of HNS’ VSAT hardware financing arrangements over the carrying value of such arrangements. The incremental carrying amount of short-term borrowings and long-term debt will be reduced over the remaining life of the financing arrangements by a portion of each payment to the lender.

(6)	Adjustment reflects the elimination of the historical owners’ membership interests in HNS as a result of the HNS Acquisition.
(7)	Adjustment reflects the elimination of the net assets which were distributed to Hughes in the Distribution. Following the Distribution, the Company will retain its interest in each of the MSV Joint Venture and TerreStar, $12.5 million of cash and the obligations pursuant to its Series A redeemable convertible preferred stock. Pursuant to a separation agreement by and between the Company and Hughes, upon a change in control of the Company, the Company’s remaining cash balance on the date of such change in control will be transferred to Hughes.

(d)	Exhibits.

Number	Description

4.1	Form of 8% Senior Secured Note due 2007 (incorporated by reference to Exhibit 4.1 to the Original 8-K).

10.1	Separation Agreement, dated as of December 30, 2005, by and between Hughes Communications, Inc. and SkyTerra Communications, Inc. (incorporated by reference to Exhibit 10.1 to the Original 8-K).

10.2	Tax Sharing Agreement, dated as of December 30, 2005, by and between Hughes Communications, Inc. and SkyTerra Communications, Inc. (incorporated by reference to Exhibit 10.2 to the Original 8-K).

10.3	Note Purchase Agreement, dated as of December 30, 2005, by and among Hughes Communications, Inc., Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (incorporated by reference to Exhibit 10.3 to the Original 8-K).

10.4	Security Agreement, dated as of January 1, 2006, by and between Hughes Communications, Inc. and Apollo Investment Fund IV, L.P., as Collateral Agent and Secured Party (incorporated by reference to Exhibit 10.4 to the Original 8-K).

10.5	Registration Rights Agreement, dated as of January 1, 2006, by and among Hughes Communications, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC, AP/RM Acquisition LLC and ST/RRRR LLC (incorporated by reference to Exhibit 10.5 to the Original 8-K).

10.6	Membership Interest Purchase Agreement, by and among DTV Network Systems, Inc., The DIRECTV Group, Inc., SkyTerra Holdings, Inc., SkyTerra Communications, Inc. and Hughes Network Systems, LLC, dated as of November 10, 2005 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 14, 2005).

23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Press Release of SkyTerra Communications, Inc., dated January 3, 2006 (incorporated by reference to Exhibit 2.3 to the Original 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 21, 2006

By:	/s/ CRAIG J. KAUFMANN
Name: Craig J. Kaufmann Title: Controller and Treasurer